Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
EBP, Tax Status
NOTE 6 - TAX STATUS
The Trust established under the Plan is qualified under Section 401(a) of the Internal Revenue Code of 1986 and Section 1081.01 of the Puerto Rico Internal Revenue Code (2011), and the Trustee intends for the Trust to remain dual-qualified in this manner. The Plan received a favorable determination letter from the IRS on February 17, 2017, and received a favorable determination letter from the Hacienda (Puerto Rico) in July 2017 dated August 29, 2016.
Subsequent to the periods covered by the determination letters from the IRS and the Hacienda, the Plan was amended. The Plan administrator and Counsel continue to believe the Plan is designed and is being operated in compliance with the applicable requirements of the Internal Revenue Code and the Puerto Rico Internal Revenue Code (2011).
U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements and does not believe this position will change in the next twelve months. The Plan is subject to routine audits by taxing jurisdictions.